Document and Entity Information	6 Months Ended
Jun. 30, 2012
Document and Entity Information [Abstract]
Entity Registrant Name	UCI HOLDINGS LTD
Entity Central Index Key	0001513050
Document Type	6-K
Document Period End Date	Jun 30, 2012
Amendment Flag	false
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	Q2
Current Fiscal Year End Date	--12-31

Condensed Consolidated Balance Sheets (Successor, USD $) In Thousands, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011
Successor
Current assets
Cash and cash equivalents	$ 66,008	$ 67,697
Accounts receivable, net	233,118	256,679
Related party receivable	24,576	10,760
Inventories	158,636	152,818
Deferred tax assets	46,952	37,894
Other current assets	17,093	15,375
Total current assets	546,383	541,223
Property, plant and equipment, net	157,100	153,044
Goodwill	308,450	308,821
Other intangible assets, net	411,439	423,687
Deferred financing costs, net	18,850	20,176
Other long-term assets	3,911	1,822
Total assets	1,446,133	1,448,773
Current liabilities
Accounts payable	125,734	117,687
Short-term borrowings	3,147	3,169
Current maturities of long-term debt	3,302	3,373
Related party payable	866	1,249
Accrued expenses and other current liabilities	117,324	130,980
Total current liabilities	250,373	256,458
Long-term debt, less current maturities	692,051	693,485
Pension and other post-retirement liabilities	82,862	118,040
Deferred tax liabilities	135,007	112,714
Other long-term liabilities	2,328	2,425
Total liabilities	1,162,621	1,183,122
Contingencies - Note 11
Shareholder's equity
Common stock	320,038	320,000
Retained deficit	(17,400)	(19,870)
Accumulated other comprehensive loss	(19,126)	(34,479)
Total shareholder's equity	283,512	265,651
Total liabilities and shareholder's equity	$ 1,446,133	$ 1,448,773

Condensed Consolidated Statements of Comprehensive Income (Loss) (Unaudited) (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended		1 Months Ended
	Jun. 30, 2012 Successor	Jun. 30, 2011 Successor	Jun. 30, 2012 Successor	Jun. 30, 2011 Successor	Jan. 25, 2011 Predecessor
Net sales	$ 234,601	$ 251,942	$ 496,232	$ 418,651	$ 78,842
Cost of sales	181,525	191,762	376,159	335,432	60,296
Gross profit	53,076	60,180	120,073	83,219	18,546
Operating expenses
Selling and warehousing	(16,886)	(17,915)	(34,484)	(30,304)	(5,167)
General and administrative	(15,412)	(11,804)	(31,120)	(18,803)	(3,577)
Amortization of acquired intangible assets	(5,528)	(5,709)	(11,054)	(9,269)	(405)
Merger and acquisition costs		(2,535)		(11,031)	(5,170)
Restructuring costs, net (Note 3)	(3,771)	(675)	(3,767)	(786)
Stock-based compensation expense (Note 14)					(15,082)
Patent litigation costs (Note 11)		(104)		(136)	(500)
Antitrust litigation costs (Note 11)	(354)	(626)	(884)	(2,970)	(813)
Operating income (loss)	11,125	20,812	38,764	9,920	(12,168)
Other expense
Interest expense, net (Note 10)	(13,844)	(13,808)	(27,712)	(23,823)	(4,663)
Management fee expense					(139)
Loss on early extinguishment of debt (Note 10)					(24,153)
Debt commitment fees				(5,945)
Miscellaneous, net	(1,356)	(1,851)	(2,880)	(2,499)	(727)
Income (loss) before income taxes	(4,075)	5,153	8,172	(22,347)	(41,850)
Income tax (expense) benefit	(308)	788	(5,702)	8,058	13,952
Net income (loss)	(4,383)	5,941	2,470	(14,289)	(27,898)
Other comprehensive income, net of tax
Foreign currency translation adjustments, net of tax of ($0), ($0), ($0), ($0) and ($15)	(2,967)	1,484	(236)	2,725	627
Pension and OPEB liability, net of tax of ($105), ($0), ($10,058), ($0) and ($71)	151		15,589		116
Total other comprehensive income (loss)	(2,816)	1,484	15,353	2,725	743
Comprehensive income (loss)	$ (7,199)	$ 7,425	$ 17,823	$ (11,564)	$ (27,155)

Condensed Consolidated Statements of Comprehensive Income (Loss) (Unaudited) (Parenthetical) (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended		1 Months Ended
	Jun. 30, 2012 Successor	Jun. 30, 2011 Successor	Jun. 30, 2012 Successor	Jun. 30, 2011 Successor	Jan. 25, 2011 Predecessor
Tax related to Foreign currency translation adjustment	$ 0	$ 0	$ 0	$ 0	$ (15)
Other Comprehensive Income (Loss), Pension and Other Postretirement Benefit Plans, Adjustment, Net of Tax	$ (105)	$ 0	$ (10,058)	$ 0	$ (71)

Condensed Consolidated Statements of Cash Flows (Unaudited) (USD $) In Thousands, unless otherwise specified	6 Months Ended		1 Months Ended
	Jun. 30, 2012 Successor	Jun. 30, 2011 Successor	Jan. 25, 2011 Predecessor
Cash flows from operating activities:
Net income (loss)	$ 2,470	$ (14,289)	$ (27,898)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization of intangible assets	25,869	21,935	2,902
Amortization of deferred financing costs and debt issuance costs	1,477	1,111	303
Gain on sale of property, plant and equipment	(475)
Asset impairments	2,021
Fair value step-up of acquired inventory sold		16,339
Debt commitment fees		5,945
Loss on early extinguishment of debt			24,153
Deferred income taxes	3,430	(9,057)	(18,243)
Excess tax benefits from shared-based payments			(2,661)
Non-cash stock-based compensation expense			13,730
Other non-cash items, net	(367)	(280)	4
Changes in operating assets and liabilities:
Accounts receivable	23,633	(8,670)	7,270
Inventories	(5,774)	(13,128)	(3,707)
Other current assets	(1,785)	(3,132)	1,323
Accounts payable	8,104	29,870	(11,082)
Accrued expenses and other current liabilities	(13,850)	2,810	4,714
Other assets	(2,087)	7,429	419
Related party receivable, net	(14,199)	4,096
Other long-term liabilities	(9,631)	(7,084)	(568)
Net cash provided by (used in) operating activities	18,836	33,895	(9,341)
Cash flows from investing activities:
Acquisition of UCI International, Inc., net of cash acquired		(185,270)
Capital expenditures	(20,804)	(6,474)	(1,571)
Proceeds from sale of property, plant and equipment	1,968	180
Decrease in restricted cash		16,290
Net cash used in investing activities	(18,836)	(175,274)	(1,571)
Cash flows from financing activities:
Debt repayments	(1,691)	(2,298)	(2,633)
Payment of deferred financing costs		(19,528)	(920)
Payment of debt commitment fees		(5,945)
Proceeds from Senior Secured Credit Facilities (net of original issue discount of $1,500)		298,500
Issuance of Senior Notes		400,000
Repayment of 2010 Credit Facility		(423,938)
Redemption of Senior PIK Notes, including call premium and redemption period interest		(360,115)
Equity contribution	38	320,000
Proceeds from exercise of stock options			1,077
Excess tax benefits from share-based payments			2,661
Net cash provided by (used in) financing activities	(1,653)	206,676	185
Effect of exchange rate changes on cash	(36)	319	127
Net increase (decrease) in cash and cash equivalents	(1,689)	65,616	(10,600)
Cash and cash equivalents at beginning of period	67,697		200,330
Cash and cash equivalents at end of period	$ 66,008	$ 65,616	$ 189,730

Condensed Consolidated Statements of Cash Flows (Unaudited) (Parenthetical) (Successor, USD $) In Thousands, unless otherwise specified	6 Months Ended
Jun. 30, 2011
Successor
Original issue discount of senior secured credit facilities	$ 1,500

Condensed Consolidated Statements of Changes in Shareholder's Equity (Deficit) (Unaudited) (USD $) In Thousands	Predecessor	Predecessor Common Stock	Predecessor Additional Paid-in Capital	Predecessor Retained Deficit	Predecessor Accumulated Other Comprehensive Income (Loss)	Successor	Successor Common Stock	Successor Retained Deficit	Successor Accumulated Other Comprehensive Income (Loss)
Beginning balance at Dec. 31, 2010	$ 23,637	$ 29	$ 279,939	$ (214,856)	$ (41,475)
Recognition of stock based compensation expense	13,730		13,730
Exercise of stock options	1,077		1,077
Tax effect of exercise of stock options	2,661		2,661
Net income (loss)	(27,898)			(27,898)
Other comprehensive income, net of tax	743				743
Ending balance at Jan. 25, 2011	13,950	29	297,407	(242,754)	(40,732)
Beginning balance at Dec. 31, 2010		29				(1,259)		(1,259)
Equity contribution						320,000	320,000
Net income (loss)						(14,289)		(14,289)
Other comprehensive income, net of tax						2,725			2,725
Ending balance at Jun. 30, 2011						307,177	320,000	(15,548)	2,725
Beginning balance at Mar. 31, 2011
Net income (loss)						5,941
Other comprehensive income, net of tax						1,484
Ending balance at Jun. 30, 2011						307,177
Beginning balance at Dec. 31, 2011						265,651	320,000	(19,870)	(34,479)
Equity contribution						38	38
Net income (loss)						2,470		2,470
Other comprehensive income, net of tax						15,353			15,353
Ending balance at Jun. 30, 2012						283,512	320,038	(17,400)	(19,126)
Beginning balance at Mar. 31, 2012
Net income (loss)						(4,383)
Other comprehensive income, net of tax						(2,816)
Ending balance at Jun. 30, 2012						$ 283,512

General and Basis of Presentation	6 Months Ended
Jun. 30, 2012
General and Basis of Presentation [Abstract]
GENERAL AND BASIS OF PRESENTATION

NOTE 1 — GENERAL AND BASIS OF PRESENTATION

General

UCI Holdings Limited (“Holdings”), an entity domiciled in New Zealand, was incorporated on November 26, 2010 for the purpose of consummating the acquisition of UCI International, Inc., together with its subsidiaries, (“UCI International”), an entity formerly owned by members of the Carlyle Group and certain current and former officers, employees and members of management. UCI International is a leading designer, manufacturer and distributor of a broad range of filtration products, fuel and cooling systems products and vehicle electronics. As outlined in Note 2, the acquisition of UCI International was completed on January 26, 2011, at which time Uncle Acquisition 2010 Corp (an indirect subsidiary of Holdings) merged with UCI International, Inc. with UCI International, Inc. continuing as the surviving entity.

All operations of Holdings are conducted by United Components, Inc. (“UCI”) through its subsidiaries. UCI manufactures and distributes vehicle parts, primarily servicing the vehicle replacement parts market in North America and Europe.

Basis of Presentation

The audited condensed consolidated balance sheet of Holdings as of December 31, 2011 and the interim unaudited condensed consolidated financial statements of Holdings as of June 30, 2012 and for the three and six months ended June 30, 2012 and 2011 are presented as the “Successor.” The interim unaudited condensed consolidated financial statements of UCI International for the period January 1, 2011 through January 25, 2011 are presented in this quarterly report as those of the “Predecessor.”

The accompanying interim unaudited condensed consolidated financial statements for the Successor include the accounts of Holdings and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated. The accompanying interim unaudited condensed consolidated financial statements for the Predecessor include the accounts of UCI International and its wholly-owned direct and indirect subsidiaries.

The accompanying interim unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles for interim financial information and with the instructions to Form 10-Q. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States (“U.S. GAAP”) for complete financial statements.

The financial statements for the three and six months ended June 30, 2012 and 2011 and for the period January 1, 2011 through January 25, 2011 are unaudited. In the opinion of management, these financial statements include all adjustments necessary for a fair presentation of the financial position and results of operations for such periods.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions in determining the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of sales and expenses during the reporting period. The estimates and assumptions include estimates of the collectability of accounts receivable and the realizability of inventory, goodwill and other intangible assets. They also include estimates of cost accruals, environmental liabilities, warranty and other product returns, insurance reserves, income taxes, pensions and other post-retirement benefits and other factors. Management has exercised reasonableness in deriving these estimates; however, actual results could differ from these estimates.

These financial statements should be read in conjunction with the financial statements and notes thereto included in Holdings’ Annual Report on Form 20-F.

Operating results for the three and six months ended June 30, 2012 are not necessarily indicative of the results that may be expected for the year ending December 31, 2012.

Recently Adopted Accounting Guidance

On January 1, 2012, Holdings adopted changes issued by the FASB regarding the presentation of comprehensive income effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The amendments require that all non-owner changes in shareholders’ equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In the two-statement approach, the first statement should present total net income and its components followed consecutively by a second statement that should present total other comprehensive income, the components of other comprehensive income, and the total of comprehensive income. The amendment eliminates the option to present the components of other comprehensive income as part of the statement of changes in shareholders’ equity. The items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income were not changed. Management elected to present a single continuous statement. Other than the change in presentation, the adoption of these changes had no impact on the financial condition or results of operations.

On January 1, 2012, Holdings adopted changes regarding the testing for impairment of goodwill for annual and interim impairment tests. The revised guidance allows an entity testing goodwill impairment the option of performing a qualitative assessment to determine the likelihood of goodwill impairment and whether it is necessary to perform the two-step impairment test currently required. The adoption of this guidance did not have a material impact on the financial condition or results of operations of Holdings.

On February 1, 2012, Holdings adopted changes to accounting and disclosure requirements related to fair value measurements. The guidance limits the highest-and-best-use measure to non-financial assets, permits certain financial assets and liabilities with offsetting positions in market or counter-party credit risks to be measured on a net basis, and provides guidance on the applicability of premium and discounts. Additionally, the guidance expands the disclosure requirements for hierarchy classification to items not presented at fair value on the balance sheet and disclosures on Level 3 inputs by requiring quantitative disclosure of the unobservable inputs and assumptions, as well as a description of the valuation processes and the sensitivity of the fair value to the changes in unobservable inputs. The adoption of this guidance did not have a material impact on the financial condition or results of operations of Holdings.

Recently Issued Accounting Guidance

In July 2012, the FASB issued changes regarding testing indefinite-lived intangible assets for impairment in connection with annual and interim impairment tests. The revised guidance allows an entity testing indefinite-lived intangible assets for impairment the option to first use qualitative factors to determine whether it is more likely than not (a likelihood of more than 50 percent) that an indefinite-lived intangible asset is impaired, as a basis for determining whether it is necessary to perform the quantitative impairment test. This revised guidance is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Early adoption is permitted if the financial statements for the most recent annual or interim period have not yet been issued. Management does not expect that the adoption of these changes will have a material impact on the financial statements.

UCI Acquisition	6 Months Ended
Jun. 30, 2012
UCI Acquisition [Abstract]
UCI ACQUISITION

NOTE 2 — UCI ACQUISITION

On November 29, 2010, UCI International, Inc. entered into a Merger Agreement by and among UCI International, Inc., Rank Group Limited (“Rank Group”), and Uncle Acquisition 2010 Corp pursuant to which Uncle Acquisition 2010 Corp agreed to be merged with and into UCI International, Inc., with UCI International, Inc. continuing as the surviving corporation and an affiliate of Rank Group. On January 26, 2011, Holdings, through its indirect subsidiary Uncle Acquisition 2010 Corp, acquired 100% of the outstanding stock of UCI International, Inc. for a purchase price of $375.0 million and assumed the indebtedness of UCI International (the “UCI Acquisition”). There was no contingent consideration paid.

Funding for the purchase consideration and the refinancing of certain UCI International borrowings that were assumed was provided through a combination of an equity contribution of $320.0 million, additional borrowings, advances from Rank Group and existing cash. See Note 10 for a discussion of the repayment of UCI’s 2010 Credit Facility (as defined in Note 10), the redemption and discharge of UCI International’s Senior PIK Notes (as defined in Note 10) and the UCI Acquisition financing. The UCI Acquisition and transactions consummated to repay and terminate certain UCI International borrowings that were assumed are collectively referred to as the “Transactions.”

The values of the acquired assets and assumed liabilities reflect the allocation of the aggregate purchase price of $375.0 million in accordance with ASC 805, “Business Combinations.” The determination of fair values of acquired identifiable intangible assets and property, plant and equipment involved a variety of assumptions, including estimates associated with remaining useful lives. At December 31, 2011, the amounts presented for the UCI Acquisition were finalized.

The following table presents the final fair value of the assets acquired and liabilities assumed (in millions):

Cash and cash equivalents	$189.7
Accounts receivable	265.4
Inventories	164.7
Other current assets	15.7
Restricted cash	16.3
Property, plant and equipment	161.9
Intangible assets (excluding goodwill)	448.0
Other long-term assets	9.2
Accounts payable	(104.3)
Short-term borrowings	(0.7)
Accrued expenses and other current liabilities	(133.6)
Long-term debt (including current maturities)	(784.7)
Pension and other post-retirement liabilities	(79.5)
Deferred tax liabilities	(97.0)
Other long-term liabilities	(5.0)

Net assets acquired before goodwill on acquisition	66.1
Goodwill on acquisition	308.9

Net assets acquired	$375.0

Merger and acquisition related costs of $2.5 million and $11.0 million during the Successor three and six months ended June 30, 2011, respectively, are included in a separate line item on the interim unaudited condensed consolidated statements of comprehensive income (loss). During the Predecessor period January 1, 2011 through January 25, 2011, UCI International incurred seller side merger and acquisition costs of $5.2 million. Debt issue costs related to the acquisition financing totaled $22.5 million.

The following table presents pro forma financial information of the combined entity as though the UCI Acquisition occurred on January 1, 2011 (in millions):

	Three Months Ended June 30, 2011	Six Months Ended June 30, 2011
Net sales	$251.9	$497.5
Net income	$5.2	$7.8

The pro forma results of operations have been prepared for comparative purposes only and include certain adjustments to actual financial results. The adjustments include presenting interest expense as if the Transactions had occurred on January 1, 2011, revising estimated amortization and depreciation expense as a result of intangibles and fixed assets acquired being measured at fair value and revising pension expense. The pro forma results of operations were also adjusted to exclude (1) $16.2 million of merger and acquisition costs, (2) $5.9 million of debt commitment fees, (3) $15.1 million of stock-based compensation expense relating to equity incentive awards that vested upon the change in control of UCI International, (4) the loss of $24.2 million on the early extinguishment of debt and (5) $16.4 million of higher cost of goods sold resulting from the increase in inventory to fair value over the historical carrying value of acquired inventories as required under purchase accounting. The pro forma results of operations do not purport to be indicative of the results of operations that would have actually resulted had the acquisition occurred on the date indicated or that may result in the future.

Restructuring Costs, Net	6 Months Ended
Jun. 30, 2012
Restructuring Costs, Net [Abstract]
RESTRUCTURING COSTS, NET

NOTE 3 — RESTRUCTURING COSTS, NET

During the Successor three and six months ended June 30, 2012 and 2011, Holdings incurred costs related to various cost reduction activities which are reported in the statements of comprehensive income (loss) in “Restructuring costs, net.” The components of the restructuring costs, net are as follows (in millions):

	Successor		Successor		Predecessor
	Three Months Ended June 30, 2012	Three Months Ended June 30, 2011	Six Months Ended June 30, 2012	Six Months Ended June 30, 2011	January 1, 2011 through January 25, 2011
Severance	$(0.4)	$(0.6)	$(0.8)	$(0.6)	$—
Gain on sale of land and building	—	—	0.4	—	—
Curtailment and settlement losses	(1.4)	(0.1)	(1.4)	(0.2)	—
Impairment of property, plant and equipment	(2.0)	—	(2.0)	—	—

	$(3.8)	$(0.7)	$(3.8)	$(0.8)	$—

During the Successor three months ended June 30, 2012, Holdings approved and announced a plan to close and relocate excess foundry manufacturing capacity at its Mexican operation to China and consolidate the Mexican distribution operations with Autoparts Holdings Limited (“Autoparts Holdings”), an affiliate of Holdings and Rank Group and ultimately owned by Holdings’ strategic owner, Mr. Graeme Hart. The plan includes workforce reductions, facility closures and operations consolidation. During the Successor three months ended June 30, 2012, Holdings recorded pension curtailment and settlement losses of $1.4 million related to headcount reductions and an impairment charge of $2.0 million was recorded to write down land, building and equipment to its estimated net realizable value. An estimated curtailment gain of $0.3 million related to the Mexican subsidiary’s pension plan will be recognized at the time the affected employees are terminated, which is scheduled for the fourth quarter of 2012.

Other costs expected to be incurred related to the restructuring include $0.2 million for employee retention and relocation costs and $0.3 million for remaining lease costs. The employee retention and relocation costs are being accrued ratably over the required service period of the employees and the remaining lease costs will be accrued once operations have ceased or notification has been given to the landlord, whichever is earlier.

During the Successor three and six months ended June 30, 2012, Holdings recorded severance related to involuntary terminations of employees as part of other cost reduction actions and business realignment totaling $0.4 million and $0.8 million, respectively. During the Successor six months ended June 30, 2012, Holdings recognized a gain of $0.4 million on the sale of a previously idled manufacturing facility.

During the Successor three months ended June 30, 2011, Holdings incurred severance costs of $0.6 million related to involuntary terminations of employees as part of cost reduction actions. During the Successor three and six months ended June 30, 2011, Holdings recorded pension curtailment and settlement losses totaling $0.1 million and $0.2 million, respectively, related to headcount reductions at its Mexican subsidiaries.

The following table summarizes the activity in accrued restructuring reserves, including pension obligations and property, plant and equipment, during the Successor six months ended June 30, 2012 (in millions):

	Severance Costs	Asset Impairments	Curtailment and Settlements	Total
Balance at December 31, 2011	$0.7	$—	$—	$0.7

Charges	0.8	2.0	1.4	4.2
Credits	—	—	—	—
Usage	(0.9)	—	(0.3)	(1.2)
Foreign currency translation	—	—	—	—

Balance at June 30, 2012	$0.6	$2.0	$1.1	$3.7

The severance and curtailment and settlement accruals are included in the unaudited condensed consolidated balance sheets in “Accrued expenses and other current liabilities.” The asset impairment reserve is included in the unaudited condensed consolidated balance sheets in “Property, plant and equipment, net.”

Sales of Receivables	6 Months Ended
Jun. 30, 2012
Sales of Receivables [Abstract]
SALES OF RECEIVABLES

NOTE 4 — SALES OF RECEIVABLES

Holdings has factoring agreements arranged by seven customers with eight banks. Under these agreements, Holdings has the ability to sell undivided interests in certain of its receivables to the banks which in turn have the right to sell an undivided interest to a financial institution or other third party. Holdings enters into these relationships at its discretion as part of its overall customer agreements and cash management activities. Pursuant to these agreements, $69.8 million and $69.9 million of receivables were sold during the Successor three months ended June 30, 2012 and 2011, respectively. During the Successor six months ended June 30, 2012, $154.0 million of receivables were sold. Approximately $30.0 million of receivables were sold during the Predecessor period January 1, 2011 through January 25, 2011 and $109.5 million were sold during the Successor six months ended June 30, 2011 for a total of $139.5 million for the combined six months ended June 30, 2011.

If receivables had not been factored, $186.3 million and $171.3 million of additional receivables would have been outstanding at June 30, 2012 and December 31, 2011, respectively. Holdings retained no rights or interests in the receivables, and has no obligations with respect to the sold receivables. Holdings does not service the receivables after the sales.

The sales of receivables were accounted for as a sale and were removed from the balance sheet at the time of the sales. The costs of the sales were discounts deducted by the factoring companies. These costs were $1.4 million and $1.1 million for the Successor three months ended June 30, 2012 and 2011, respectively. During the Successor six months ended June 30, 2012, these costs were $2.9 million. These costs were $0.5 million during the Predecessor period January 1, 2011 through January 25, 2011 and $1.8 million for the Successor six months ended June 30, 2011, for a total of $2.3 million for the combined six months ended June 30, 2011. These costs are recorded in the unaudited condensed consolidated statements of comprehensive income (loss) in “Miscellaneous, net.”

Inventories	6 Months Ended
Jun. 30, 2012
Inventories [Abstract]
INVENTORIES

NOTE 5 — INVENTORIES

The components of inventories were as follows (in millions):

	June 30, 2012	December 31, 2011
Raw materials	$60.9	$52.0
Work in process	24.5	25.1
Finished products	73.2	75.7

	$158.6	$152.8

Holdings determined the fair value of acquired inventories in accordance with ASC 805, “Business Combinations” resulting in an increase of $16.4 million over the historical carrying value of acquired inventories at the time of the UCI Acquisition. During the Successor three and six months ended June 30, 2011, the sale of acquired inventories increased cost of goods sold by $0.6 million and $16.4 million, respectively.

Other Intangible Assets	6 Months Ended
Jun. 30, 2012
Other Intangible Assets [Abstract]
OTHER INTANGIBLE ASSETS

NOTE 6 — OTHER INTANGIBLE ASSETS

The components of other intangible assets were as follows (in millions):

			June 30, 2012
	Amortizable Life	Weighted Average Remaining Life	Gross	Accumulated Amortization	Foreign Currency	Net
Acquired intangibles assets
Customer relationships	10 - 15 years	12 years	$283.6	$(31.2)	$(0.8)	$251.6
Trademarks	5 years	4 years	0.6	(0.2)	—	0.4
Trademarks	Indefinite	Indefinite	151.0	—	—	151.0
Integrated
Software system	5 years	4 years	11.0	(2.6)	—	8.4

			$446.2	$(34.0)	$(0.8)	$411.4

The aggregate intangible amortization charged to the unaudited condensed consolidated statements of comprehensive income (loss) was $6.0 million and $12.1 million for the Successor three and six months ended June 30, 2012, $6.0 million and $9.8 million for the Successor three and six months ended June 30, 2011 and $0.4 million for the Predecessor period January 1, 2011 through January 25, 2011.

The estimated amortization expense related to acquired intangible assets and the integrated software system for each of the succeeding five years is as follows (in millions):

	Acquired Intangible Assets	Integrated Software System
Remainder of 2012	$11.1	$1.1
2013	22.2	2.2
2014	22.2	2.2
2015	22.2	2.2
2016	22.1	0.7

Accrued Expenses and Other Current Liabilities	6 Months Ended
Jun. 30, 2012
Accrued Expenses and Other Current Liabilities [Abstract]
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

NOTE 7 — ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities consisted of the following (in millions):

	Successor
	June 30, 2012	December 31, 2011
Salaries and wages	$2.7	$2.7
Bonuses and profit sharing	5.0	5.9
Vacation pay	4.6	4.4
Product returns	51.0	55.6
Rebates, credits and discounts due to customers	12.5	11.7
Insurance	9.0	10.8
Taxes payable	3.9	8.0
Interest	13.2	13.2
Accrued litigation	0.4	8.1
Professional fees	6.1	2.9
Other	8.9	7.7

	$117.3	$131.0

Product Returns Liability	6 Months Ended
Jun. 30, 2012
Product Returns Liability and Contingencies [Abstract]
PRODUCT RETURNS LIABILITY

NOTE 8 — PRODUCT RETURNS LIABILITY

The liability for product returns is included in “Accrued expenses and other current liabilities.” This liability includes accruals for estimated parts returned under warranty and for parts returned because of customer excess quantities. Holdings provides warranties for its products’ performance. Warranty periods vary by part. In addition to returns under warranty, Holdings allows its customers to return quantities of parts that the customer determines to be in excess of its current needs. Customer rights to return excess quantities vary by customer and by product category. Generally, these returns are contractually limited to 3% to 5% of the customer’s purchases in the preceding year. While Holdings does not have a contractual obligation to accept excess quantity returns from all customers, common practice for Holdings and the industry is to accept periodic returns of excess quantities from on-going customers. If a customer elects to cease purchasing from Holdings and change to another vendor, it is industry practice for the new vendor, and not Holdings, to accept any inventory returns resulting from the vendor change and any subsequent inventory returns. During the Successor six months ended June 30, 2012, product returns reserves of $3.0 million related to a former customer were reduced increasing net sales on the interim unaudited condensed consolidated statements of comprehensive income (loss).

Holdings’ management routinely monitors returns data and adjusts estimates based on this data.

The fair value of the product returns liability assumed in the UCI Acquisition was unchanged from the historical carrying value. Changes in Holdings’ product returns accrual were as follows (in millions):

	Successor		Predecessor
	Six Months Ended June 30, 2012	Six Months Ended June 30, 2011	January 1, 2011 through January 25, 2011
Beginning of period	$55.6	$—	$53.7
Additions due to UCI Acquisition	—	54.6	—
Cost of unsalvageable parts	(25.6)	(22.3)	(4.0)
Reduction to sales, net of salvage	21.0	24.5	4.9

End of period	$51.0	$56.8	$54.6

Pension	6 Months Ended
Jun. 30, 2012
Pension [Abstract]
PENSION

NOTE 9 — PENSION

The following are the components of net periodic pension expense (in millions):

	Successor				Predecessor
	Three Months Ended June 30, 2012	Three Months Ended June 30, 2011	Six Months Ended June 30, 2012	Six Months Ended June 30, 2011	January 1, 2011 through January 25, 2011
Service cost	$0.1	$1.1	$0.3	$1.9	$0.4
Interest cost	3.3	3.5	6.5	5.8	1.1
Expected return on plan assets	(3.9)	(3.7)	(7.8)	(6.2)	(1.2)
Amortization of prior service costs and unrecognized loss	0.2	—	0.2	—	0.2
Curtailment and settlement loss recognized	1.4	0.1	1.4	0.2	—

	$1.1	$1.0	$0.6	$1.7	$0.5

During the Successor three and six months ended June 30, 2012, a charge of $1.4 million was recorded for curtailment and settlement losses related to the scheduled closing of the manufacturing and distribution operations of one of Holdings’ Mexican subsidiaries. The losses recorded relate to Mexican government mandated severance plans of the Mexican subsidiary. These costs are included in the interim unaudited condensed consolidated statements of comprehensive income (loss) in “Restructuring costs, net”. An estimated curtailment gain of $0.3 million related to the Mexican subsidiary’s pension plan will be recognized at the time the affected employees are terminated, which is scheduled for the fourth quarter of 2012.

During the Successor three and six months ended June 30, 2011, $0.1 million and $0.2 million, respectively, of curtailment and settlement losses related to headcount reductions at the Mexican subsidiaries were recorded. These costs are included in the interim unaudited condensed consolidated statements of comprehensive income (loss) in “Restructuring costs, net”.

Effective March 15, 2012, certain defined benefit retirement plans were amended to freeze the plan benefits for all non-union participants and were replaced with an enhanced benefit under the defined contribution plans. The plan amendment resulted in a plan curtailment that reduced pension liabilities by $25.4 million. The $25.4 million ($15.4 million net of income taxes) was recorded in other comprehensive income as a reduction of the net other comprehensive loss.

Debt	6 Months Ended
Jun. 30, 2012
Debt [Abstract]
DEBT

NOTE 10 — DEBT

Debt is summarized as follows (in millions):

	Successor
	June 30, 2012	December 31, 2011
Senior Secured Term Loan Facility	$295.5	$297.0
Senior Notes	400.0	400.0
Short-term borrowings	3.1	3.1
Capital lease obligations	0.9	1.1
Unamortized original issue discount	(1.0)	(1.2)

	698.5	700.0

Less:
Short-term borrowings	3.1	3.1
Current maturities	3.3	3.4

Long-term debt	$692.1	$693.5

Senior Secured Credit Facilities

On January 26, 2011, Holdings, as a guarantor, and UCI International, Inc. as borrower, entered into a $375.0 million senior secured credit facilities agreement (the “Senior Secured Credit Facilities”) comprising a $300.0 million senior secured term loan facility (the “Senior Secured Term Loan Facility”) and a $75.0 million senior secured revolving credit facility (the “Senior Secured Revolving Credit Facility”). Costs of $9.5 million related to the issuance of the Senior Secured Credit Facilities are recorded as “Deferred Financing Costs” and are being amortized over the life of the Senior Secured Credit Facilities. At June 30, 2012, letters of credit issued under the Senior Secured Revolving Credit Facility totaled $8.0 million, which reduced the availability under the Senior Secured Revolving Credit Facility to $67.0 million. At June 30, 2012, there were no borrowings outstanding under the Senior Secured Revolving Credit Facility.

The Senior Secured Credit Facilities contain customary covenants that restrict Holdings and its subsidiaries from certain activities including, among other things, incurring debt, creating liens over assets, selling or acquiring assets and making restricted payments, in each case except as permitted under the Senior Secured Credit Facilities. Holdings and its subsidiaries also must comply with a minimum interest coverage ratio covenant and a maximum senior secured leverage ratio covenant. Holdings and its subsidiaries also have annual limitations on capital expenditures. In addition, there is an excess cash flow prepayment provision. Holdings will be required to make mandatory prepayments equal to 50% of Excess Cash Flow (as defined in the Senior Secured Credit Facilities) if the senior secured leverage ratio is greater than 2.0 to 1.0, or 25% of Excess Cash Flow if the senior secured leverage ratio is less than or equal to 2.0 to 1.0. At June 30, 2012 Holdings and its subsidiaries were in compliance with all applicable covenants.

Senior Notes

On January 26, 2011, $400.0 million aggregate principal amount of 8.625% Senior Notes due 2019 (the “Senior Notes”), and guarantees thereof were issued. The Senior Notes bear interest at a rate of 8.625% per annum, payable semi-annually on February 15 and August 15. Costs of $13.0 million related to the issuance of the Senior Notes were recorded as “Deferred Financing Costs” and are being amortized over the life of the Senior Notes.

The indenture governing the Senior Notes contains covenants that restrict the ability of Holdings and its subsidiaries to, among other things, incur additional debt or issue disqualified and preferred stock, make certain payments including payment of dividends or redemption of stock, make certain investments, incur certain liens, sell assets, merge or consolidate with other entities, and enter into transactions with affiliates. As of June 30, 2012, Holdings and its subsidiaries were in compliance with all covenants.

Predecessor 2010 Credit Facility and Senior PIK Notes

Borrowings of UCI International prior to the UCI Acquisition consisted of a credit facility, with UCI as borrower and with UCI International, Inc. and UCI’s domestic subsidiaries as guarantors (the “2010 Credit Facility”), and Floating Rate Senior PIK Notes (the “Senior PIK Notes”). The 2010 Credit Facility provided for borrowings of up to $500.0 million, which consisted of a term loan facility in an aggregate principal amount of $425.0 million (the “2010 Term Loan”) and a revolving credit facility in an aggregate principal amount of $75.0 million (the “2010 Revolving Credit Facility”), none of which was drawn.

In connection with the UCI Acquisition, the outstanding principal balance of the 2010 Term Loan of $423.9 million was repaid and the 2010 Credit Facility was terminated. In addition, UCI International (i) purchased $315.0 million aggregate principal amount of the Senior PIK Notes pursuant to a tender offer which commenced on January 5, 2011, (ii) called for redemption any of the Senior PIK Notes that were not purchased as of the time of the UCI Acquisition and (iii) deposited $41.2 million for the satisfaction and discharge of such remaining Senior PIK Notes with the trustee under the indenture for the Senior PIK Notes. The redemption of the remaining Senior PIK Notes was completed on February 25, 2011.

Loss on Early Extinguishment of 2010 Credit Facility and Senior PIK Notes

UCI International, Inc. recorded a loss of $24.2 million on the early extinguishment of the 2010 Credit Facility and the Senior PIK Notes as the Predecessor in January 2011. The components of the loss on the early extinguishment were as follows (in millions):

Senior PIK Notes call premium and redemption period interest	$5.0
Write-off Senior PIK Notes unamortized original issue discount	3.3
Write-off Senior PIK Notes unamortized deferred financing costs	0.9
Write-off 2010 Credit Facility unamortized original issue discount	5.1
Write-off 2010 Credit Facility unamortized deferred financing costs	8.9
Fees and expenses related to early extinguishment of debt	1.0

$24.2

Short-term Borrowings

Certain of UCI International, Inc.’s Chinese and Spanish subsidiaries have secured local credit facilities. The Chinese local credit facilities consist of a U.S. dollar-denominated line of credit with a maximum borrowing limit of $3.1 million (CNY 20 million at June 30, 2012) and a Chinese yuan-denominated line of credit with a maximum borrowing limit of CNY20 million ($3.1 million at June 30, 2012). The Chinese local credit facilities are secured by certain accounts receivable and buildings. At June 30, 2012 and December 31, 2011, short-term borrowings included $3.1 million and $3.1 million, respectively, under the Chinese subsidiaries’ local credit facilities. The interest on the Chinese subsidiaries’ line of credit was 7.9% at June 30, 2012 and December 31, 2011.

The Spanish local credit facilities consist of euro-denominated revolving credit facilities with borrowing limits totaling €2.3 million ($2.8 million at June 30, 2012). During the six months ended June 30, 2012, certain portions of the Spanish local credit facilities totaling €0.5 million expired. The Spanish local credit facilities are collateralized by certain accounts receivable related to the amounts financed. At June 30, 2012 and December 31, 2011 there were no borrowings outstanding under the Spanish local credit facilities.

Future repayments

Below is a schedule of required future repayments of all debt outstanding on June 30, 2012 (in millions).

Remainder of 2012	$4.8
2013	3.2
2014	3.3
2015	3.1
2016	3.1
Thereafter	682.0

$699.5

Interest expense, net

The following table provides the detail of net interest expense for the respective periods (in millions). No interest was capitalized during the Successor six months ended June 30, 2012 and 2011.

	Successor		Successor		Predecessor
	Three Months Ended June 30, 2012	Three Months Ended June 30, 2011	Six Months Ended June 30, 2012	Six Months Ended June 30, 2011	January 1, 2011 through January 25, 2011
Interest expense
Senior Secured Term Loan Facility	$4.2	$4.2	$8.3	$7.1	$—
Senior Notes	8.6	8.6	17.2	15.0	—
Senior PIK Notes	—	—	—	—	2.4
2010 Term Loan	—	—	—	—	1.9
Other	0.4	0.4	0.8	0.6	0.1
Amortization
Debt issue costs
Senior Secured Term Loan Facility	0.3	0.3	0.6	0.4	—
Senior Notes	0.2	0.2	0.5	0.4	—
Senior Secured Revolving Credit Facility	0.1	0.1	0.2	0.2	—
2010 Term Loan	—	—		—	0.1
Original issue discounts	0.1	0.1	0.2	0.2	0.2

Total interest expense	13.9	13.9	27.8	23.9	4.7
Interest income	(0.1)	(0.1)	(0.1)	(0.1)	—

Interest expense, net	$13.8	$13.8	$27.7	$23.8	$4.7

Contingencies	6 Months Ended
Jun. 30, 2012
Product Returns Liability and Contingencies [Abstract]
CONTINGENCIES

NOTE 11 — CONTINGENCIES

Insurance Reserves

Holdings purchases insurance policies for workers’ compensation, automobile and product and general liability. These policies include high deductibles for which Holdings is responsible. These deductibles are estimated and recorded as expenses in the period incurred. Estimates of these expenses are updated each quarter and are adjusted accordingly. These estimates are subject to substantial uncertainty because of several factors that are difficult to predict, including actual claims experience, regulatory changes, litigation trends and changes in inflation. Estimated unpaid losses for which Holdings is responsible are included in the interim unaudited condensed consolidated balance sheet in “Accrued expenses and other current liabilities.”

Environmental

Holdings is subject to a variety of federal, state, local and foreign environmental, health and safety laws and regulations, including those governing the discharge of pollutants into the air or water, the management and disposal of hazardous substances or wastes, and the cleanup of contaminated sites. UCI International or its predecessors have been identified as a potentially responsible party, or is otherwise currently responsible, for contamination at five sites. One of these sites is a former facility in Edison, New Jersey (the “New Jersey Site”), where a state agency has ordered UCI International to continue with the monitoring and investigation of chlorinated solvent contamination. The New Jersey Site has been the subject of litigation to determine whether a neighboring facility was responsible for contamination discovered at the New Jersey Site. A judgment has been rendered in that litigation to the effect that the neighboring facility is not responsible for the contamination. UCI International is analyzing what further investigation and remediation, if any, may be required at the New Jersey Site. UCI International is also responsible for a portion of chlorinated solvent contamination at a previously owned site in Solano County, California (the “California Site”), where UCI International, at the request of the regional water board, is investigating and analyzing the nature and extent of the contamination and is conducting some remediation. Based on currently available information, management believes that the cost of the ultimate outcome of the environmental matters related to the New Jersey Site and the California Site will not exceed the $1.0 million accrued at June 30, 2012 by a material amount, if at all. However, because all investigation and analysis has not yet been completed and due to inherent uncertainty in such environmental matters, it is possible that the ultimate outcome of these matters could have a material adverse effect on the results for a single quarter.

In addition to the two matters discussed above, UCI International or its predecessors have been named as a potentially responsible party at a third-party waste disposal site in Calvert City, Kentucky (the “Kentucky Site”). UCI International estimates settlement costs at $0.1 million for this site. UCI International also retains responsibility for remediation activities at a former manufacturing site (the “Former Manufacturing Site”) for which remediation settlement costs are estimated to be $0.1 million. In addition, UCI International is party to a remedy plan for an EPA Superfund site in Mayville, Wisconsin (the “Wisconsin Site”) related to hazardous and other waste disposal. Based on the settlement agreement, UCI International estimates its settlement cost to be less than $0.1 million. UCI International anticipates that the majority of the $0.2 million reserved for settlement and remediation costs will be spent in the next year. To date, the expenditures related to the Kentucky Site and the Former Manufacturing Sites have been immaterial.

Antitrust Litigation

Starting in 2008, UCI and its wholly-owned subsidiary, Champion Laboratories, Inc., (“Champion”), were named as defendants in numerous antitrust complaints originally filed in courts around the country. The complaints allege that several defendant filter manufacturers engaged in price fixing for aftermarket automotive filters in violation of Section 1 of the Sherman Act and/or state law. Some of these complaints are putative class actions on behalf of all persons that purchased aftermarket filters in the U.S. directly from the defendants, from 1999 to the present. Others are putative class actions on behalf of all persons who acquired indirectly aftermarket filters manufactured and/or distributed by one or more of the defendants, from 1999 to the present. The complaints sought treble damages, an injunction against future violations, costs and attorney’s fees.

On February 9, 2012, the parties announced that Champion and two other defendants had reached an agreement in principle with all plaintiffs to settle the remaining actions. On March 8, 2012, the parties executed a settlement agreement. This settlement agreement is subject to approval by the court with respect to the claims by class action plaintiffs but not with respect to the claims by the State of Florida. On April 24, 2012, the court granted preliminary approval of the proposed settlements with each of the putative classes. The preliminary approval order requires that the direct purchaser and gas retailer plaintiffs mail notice to all potential members of their proposed classes and publish a summary notice no later than June 19, 2012; the indirect purchaser plaintiffs must publish summary notices no later than July 20, 2012. Potential members of the direct purchaser and gas retailer classes had until August 3, 2012 to object to the proposed settlements or to opt-out of the proposed settlement classes; potential members of the indirect purchaser class will have until September 3, 2012 to object to the proposed settlement or to opt-out of the proposed settlement class. The court will hold a hearing regarding final approval of each of the proposed classes on October 4, 2012. At December 31, 2011, a settlement accrual of $7.8 million was included in “Accrued expenses and other current liabilities” in the condensed consolidated balance sheets. In connection with the preliminary approval granted by the court, we were required to pay $7.8 million to the trustee in April 2012 to be held on behalf of the plaintiffs pending final approval of the settlement by the class members and the court.

During the Successor three and six months ended June 30, 2012, we incurred post-trial costs of $0.4 million and $0.9 million, respectively. During the Successor three and six months ended June 30, 2011, and the Predecessor period January 1, 2011 through January 25, 2011, we incurred $0.6 million, $3.0 million and $0.8 million, respectively, defending against these claims. These amounts are included in the interim unaudited condensed consolidated statements of comprehensive income (loss) in “Antitrust litigation costs.”

Value-added Tax Receivable

A wholly-owned Mexican subsidiary of Champion has outstanding receivables denominated in Mexican pesos in the amount of $2.0 million from the Mexican Department of Finance and Public Credit. The receivables relate to refunds of Mexican value-added tax, to which Champion believes it is entitled in the ordinary course of business. The local Mexican tax authorities have rejected the claims for these refunds, and the Mexican subsidiary has commenced litigation in the regional federal administrative and tax courts to order the local tax authorities to process these refunds.

Patent Litigation

Champion was a defendant in litigation with Parker-Hannifin Corporation (“Parker-Hannifin”) pursuant to which Parker-Hannifin claimed that certain of Champion’s products infringed a Parker-Hannifin patent. On December 11, 2009, following trial, a jury verdict was reached, finding in favor of Parker-Hannifin with damages of approximately $6.5 million. On May 3, 2010, the court entered a partial judgment in this matter, awarding Parker-Hannifin $6.5 million in damages and a permanent injunction. Both parties filed post-trial motions. Parker-Hannifin sought treble damages and attorneys’ fees. Champion sought a judgment as a matter of law on the issues of infringement and patent invalidity. On March 17, 2011, the court issued an order denying Champion’s motion for a judgment at law and awarding Parker-Hannifin an additional $3.3 million in damages plus attorneys’ fees, originally estimated to be approximately $1.5 million and later revised to record an additional $0.5 million provision. Given that this litigation existed at the date of the UCI Acquisition, the additional $0.5 million provision was recorded in the Predecessor unaudited condensed consolidated statements of comprehensive income (loss) for the period January 1, 2011 through January 25, 2011. On April 15, 2011, Champion appealed the court order and the appeals court subsequently ordered the parties to enter into court-sponsored mediation. On July 18, 2011, Champion and Parker-Hannifin reached a settlement of this litigation, as well as other disputes between the companies. The settlement included the payment of $9.0 million by Champion to Parker-Hannifin, $0.5 million in discounts granted to Champion for future purchases by Champion of Parker-Hannifin products, and the dismissal with prejudice of this case and certain other cases between the companies. Champion made the $9.0 million payment during the third quarter of 2011. During the Successor six months ended June 30, 2011, Champion incurred post-trial costs of $0.1 million. These costs are included in the interim unaudited condensed consolidated statements of comprehensive income (loss) in “Patent litigation costs”.

Other Litigation

Holdings is subject to various other contingencies, including routine legal proceedings and claims arising out of the normal course of business. These proceedings primarily involve commercial claims, product liability claims, personal injury claims and workers’ compensation claims. The outcome of these lawsuits, legal proceedings and claims cannot be predicted with certainty. Nevertheless, Holdings’ management believes that the outcome of any of these currently existing proceedings, even if determined adversely, would not have a material adverse effect on Holdings’ financial condition or results of operations or cash flows.

Related Party Transactions	6 Months Ended
Jun. 30, 2012
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

NOTE 12 — RELATED PARTY TRANSACTIONS

Holdings has entered into agreements of indemnification for the benefit of the directors and officers of certain subsidiaries of Holdings, including UCI International, Inc. and the guarantors of the Senior Notes and the Senior Secured Credit Facilities.

In addition to the related party transactions discussed below, from time to time Holdings enters into other transactions with affiliates which are not material to Holdings or its affiliates.

During the Successor year ended December 31, 2011 and the Successor six months ended June 30, 2012 and 2011, Holdings undertook a number of transactions with the following related party entities under the common ultimate control of Mr. Graeme Hart.

Rank Group Limited

The immediate parent of Holdings is UCI Holdings (No.1) Limited and the ultimate controlling entity is UCI Holdings (No.2) Limited. The ultimate sole shareholder of Holdings is Mr. Graeme Hart. Rank Group is an entity under common ultimate control of Mr. Graeme Hart.

Autoparts Holdings Limited

On July 29, 2011, Autoparts Holdings completed the acquisition of the automotive consumer products group of Honeywell International, Inc. (“FRAM Group”). Although Holdings and Autoparts Holdings are separate legal entities, both are under the common control of Mr. Graeme Hart. In addition, UCI International and FRAM Group are operated by a common senior management team.

Reynolds Group Holdings Limited

Reynolds Group Holdings Limited is an affiliate of Rank Group and ultimately owned by our strategic owner Mr. Graeme Hart.

The nature and amounts of the transactions entered into with these related parties are described further below.

	Successor
	Transaction values		Balance outstanding as of
In millions	Three months ended June 30, 2012	Six months ended June 30, 2012	June 30, 2012	December 31, 2011

Related Party Receivables
Autoparts Holdings Limited
Recharges of services (a)	$7.7	$10.2	$5.6	$8.2
Joint services agreement (b)	0.5	1.5	1.0	0.4
Sale of goods (c)	16.3	22.3	16.0	0.4
Asset purchase agreement (c)	—	—	1.5	2.3
Asset sales (c)	0.5	0.5	0.5	—
Purchase of goods (c)	—	—	—	(0.5)

Related Party Payables
Rank Group Limited
Recharges for professional services (d)	0.1	0.1	0.1	0.4
Reynolds Group Holdings Limited
Recharges of services (e)	0.1	0.1	0.1	0.7
Autoparts Holdings Limited
Purchase of goods (c)	0.5	0.7	0.7	0.2

(a)	During the Successor three and six months ended June 30, 2012, Holdings incurred costs of $10.0 million and $15.7 million, respectively, related to the implementation of the cost sharing and manufacturing arrangements with FRAM Group. Holdings recharged FRAM Group $7.7 million and $10.2 million during the Successor three and six months ended June 30, 2012, respectively, for FRAM Group’s portion of such costs. As of June 30, 2012, Holdings had a receivable of $5.6 million. The amounts are to be repaid in the normal course of business.
(b)	On July 29, 2011, UCI International, Inc. entered into a Joint Services Agreement with Autoparts Holdings. Under the agreement, UCI International, Inc. and Autoparts Holdings each agreed to purchase certain administrative services from the other party. The agreement has an initial term of one year that will be automatically renewed for an additional one year period unless either party gives written notice to the other party of non-renewal no later than ninety days prior to the end of the initial term or renewal term, as applicable. The agreement may be terminated without cause by either party upon 120 days’ advance written notice to the other party. The agreement may also be terminated for breach or termination of affiliation. The agreement contains representations, warranties and indemnity obligations customary for agreements of this type. During the Successor three and six months ended June 30, 2012, UCI International charged Autoparts Holdings a net $0.5 million and $1.4 million, respectively, for services rendered pursuant to this agreement. In addition, during the Successor three and six months ended
June 30, 2012, Champion had billings of less than $0.1 million and $0.1 million, respectively, to FRAM Group for shared administrative services under the Joint Services Agreement. As of June 30, 2012, UCI International had a receivable from Autoparts Holdings of $0.9 million. As of June 30, 2012, Champion had a receivable from Autoparts Holdings of $0.1 million. These amounts are to be repaid in the normal course of business.
(c)	The UCI International and FRAM Group businesses each include filtration products. As a result, opportunities exist to realize cost savings and operational efficiencies between the two filtration businesses as well as to consolidate a number of administrative functions to reduce the costs of the respective companies. As a result of our cost sharing and manufacturing arrangements with FRAM Group, during 2011, FRAM Group announced that it would cease operating at two locations and relocate those operations into other FRAM Group and UCI International filtration manufacturing locations. The first plant closing occurred in the fourth quarter of 2011 and the second plant closing is expected to occur in the fourth quarter of 2012. UCI International and FRAM Group continue to maintain their own customer relationships and continue to supply their existing customers. Where FRAM Group production is relocated to UCI International filtration manufacturing locations, UCI International manufactures and supplies product to FRAM Group in order to meet its customers’ orders. Product purchase orders are entered into by UCI International and FRAM Group on an arm’s-length basis to document the terms of the sale of product between the two related businesses. During the Successor three and six months ended June 30, 2012, UCI International had sales to FRAM Group of $16.3 million and $22.3 million, respectively. As of June 30, 2012, Champion had an outstanding receivable balance of $16.0 million related to shipment of product to FRAM Group.

In connection with these actions, Champion entered into an Asset Purchase Agreement, dated March 21, 2012, with FRAM Group to purchase certain equipment for $5.6 million, which has been or will be relocated to Champion’s plant locations. The full amount of the purchase price was paid during the fourth quarter of 2011. As of June 30, 2012, Champion had a receivable balance from FRAM Group of $1.5 million representing the balance of equipment to be delivered upon closing of the second plant in 2012.

Also in connection with these actions, Champion transferred engineering assets to FRAM Group as part of the consolidation of the filtration engineering group. As of June 30, 2012, Champion had a receivable balance from FRAM Group of $0.5 million representing the equipment that was transferred.

As of June 30, 2012, UCI (Shanghai) Trading Company Limited (“UCI Shanghai”), an indirect wholly-owned subsidiary, has a net payable of $0.7 million to FRAM Group related to ongoing operations between UCI Shanghai and FRAM Group for activity during the Successor six months ended June 30, 2012. These amounts are to be repaid in the normal course of business.

(d)	During the Successor three and six months ended June 30, 2012, Rank Group Limited incurred on behalf of Holdings third party professional fees and expenses of $0.1 million, which were then charged to Holdings. These amounts are to be repaid in the normal course of business.
(e)	During the Successor three and six months ended June 30, 2012, Reynolds Group Holdings Limited billed Holdings for rent and facility services costs. These amounts are to be repaid in the normal course of business.

Geographic Information	6 Months Ended
Jun. 30, 2012
Geographic Information [Abstract]
GEOGRAPHIC INFORMATION

NOTE 13 — GEOGRAPHIC INFORMATION

Net sales by region were as follows (in millions):

	Successor		Successor		Predecessor
	Three Months Ended June 30, 2012	Three Months Ended June 30, 2011	Six Months Ended June 30, 2012	Six Months Ended June 30, 2011	January 1, 2011 through January 25, 2011
United States	$198.5	$211.8	$421.1	$353.8	$67.4
Canada	8.8	8.2	16.4	13.6	2.6
Mexico	5.7	7.3	12.1	11.6	2.4
United Kingdom	2.0	3.7	6.2	6.2	1.0
France	3.5	3.9	7.1	6.1	1.2
Germany	2.4	2.4	4.5	3.4	0.5
Spain	1.1	1.5	2.4	2.4	0.5
China	1.6	1.5	3.1	1.9	0.2
Other	11.0	11.6	23.3	19.7	3.0

	$234.6	$251.9	$496.2	$418.7	$78.8

Net long-lived assets by country were as follows (in millions):

	Successor
	June 30, 2012	December 31, 2011
United States	$824.6	$829.9
China	43.1	42.7
Mexico	11.2	12.8
Spain	20.0	21.2
Other	0.9	1.0

	$899.8	$907.6

Stock-Based Compensation	6 Months Ended
Jun. 30, 2012
Stock-Based Compensation [Abstract]
STOCK-BASED COMPENSATION

NOTE 14 — STOCK-BASED COMPENSATION

Prior to the UCI Acquisition, UCI International, Inc. maintained an equity incentive plan, which permitted the granting of options to purchase shares of common stock of UCI International, Inc. to its employees, directors, and consultants, as well as the granting of restricted shares of UCI International, Inc. common stock. Options vested over an eight year period, and could accelerate in the event of certain changes in control. The shares of restricted stock vested only upon a change in control of UCI International, Inc. As a result of the UCI Acquisition discussed in Note 2, the remaining unvested stock options and restricted stock became vested and the plan was terminated.

At January 1, 2011, there was $0.5 million of unrecognized compensation cost relating to outstanding unvested stock options. As a result of the change in control resulting from the UCI Acquisition discussed in Note 2, the remaining unvested stock options became vested. This cost was recognized by UCI International as the Predecessor in January 2011. Compensation expense of approximately $13.2 million, which was equal to the fair value of the restricted stock at the date of the UCI Acquisition, was recognized by UCI International in the Predecessor period January 1, 2011 through January 25, 2011.

In addition, UCI International incurred approximately $1.4 million of non-recurring costs associated with the stock-based compensation expense in the Predecessor period January 1, 2011 through January 25, 2011.

Fair Value Accounting	6 Months Ended
Jun. 30, 2012
Fair Value Accounting [Abstract]
FAIR VALUE ACCOUNTING

NOTE 15 — FAIR VALUE ACCOUNTING

The accounting guidance on fair value measurements uses the term “inputs” to broadly refer to the assumptions used in estimating fair values. It distinguishes between (i) assumptions based on market data obtained from independent third party sources (“observable inputs”) and (ii) Holdings’ assumptions based on the best information available (“unobservable inputs”). The accounting guidance requires that fair value valuation techniques maximize the use of observable inputs and minimize the use of unobservable inputs. The fair value hierarchy consists of the three broad levels listed below. The highest priority is given to Level 1, and the lowest is given to Level 3.

Level 1	—	Quoted market prices in active markets for identical assets or liabilities

Level 2	—	Inputs other than Level 1 inputs that are either directly or indirectly observable

Level 3	—	Unobservable inputs developed using Holdings’ estimates and assumptions, which reflect those that market participants would use when valuing an asset or liability

The determination of where an asset or liability falls in the hierarchy requires significant judgment.

Assets measured at fair value on a non-recurring basis

During the Successor six months ended June 30, 2012 and 2011, no assets were adjusted to their fair values on a non-recurring basis except for the impact of the allocation of the UCI Acquisition purchase price (see Note 2).

Fair value of financial instruments

Cash and cash equivalents - The carrying amount of cash equivalents approximates fair value because the original maturity was less than 90 days.

Trade accounts receivable - The carrying amount of trade receivables approximates fair value because of their short outstanding terms.

Trade accounts payable - The carrying amount of trade payables approximates fair value because of their short outstanding terms.

Short-term borrowings - The carrying value of these borrowings equals fair value because their interest rates reflect current market rates.

Long-term debt - The fair value of the Senior Notes was $404.0 million and $399.5 million at June 30, 2012 and December 31, 2011, respectively. The estimated fair value of these notes was based on recent trades, as reported by a third party bond pricing service. Due to the infrequency of trades of these notes, these inputs are considered to be Level 2 inputs.

The fair value of the Senior Secured Term Loan Facility was $294.8 million and $297.4 million at June 30, 2012 and December 31, 2011, respectively. The estimated fair value of borrowings under the Senior Secured Term Loan Facility was based on the bid/ask prices, as reported by a third party bond pricing service. Due to the infrequency of trades, this input is considered to be a Level 2 input.

Other Information	6 Months Ended
Jun. 30, 2012
Other Information [Abstract]
OTHER INFORMATION

NOTE 16 — OTHER INFORMATION

Cash payments disclosures

Cash payments for interest and income taxes (net of refunds) were as follows (in millions):

	Successor		Successor		Predecessor
	Three Months Ended June 30, 2012	Three Months Ended June 30, 2011	Six Months Ended June 30, 2012	Six Months Ended June 30, 2011	January 1, 2011 through January 25, 2011
Interest	$4.4	$4.6	$26.2	$11.7	$2.7
Income taxes (net of refunds)	$7.6	$1.7	$9.9	$1.9	$0.3

Cash payments for interest in the Successor six months ended June 30, 2011 were $11.7 million, which included $3.9 million of interest on the Senior PIK Notes that accrued from December 15, 2010, the last date that interest was paid through issuance of new Senior PIK Notes.

Holdings retains its bank accounts with a relatively small number of high quality financial institutions. Substantially all of the cash and cash equivalents, including foreign cash balances at June 30, 2012 and December 31, 2011, were uninsured. Non-U.S. cash balances at June 30, 2012 and December 31, 2011 were $13.7 million and $12.1 million, respectively.

Income tax matters

Chinese tax authorities conducted a transfer price examination at one of Holdings’ Chinese subsidiaries, which resulted in a tax assessment of $2.5 million. A preliminary payment of $1.7 million was made during the three months ended March 31, 2012 and a final payment of $0.8 million was made during the three months ended June 30, 2012. The amounts are included in the income tax payments in the table above. A corresponding $2.5 million income tax receivable representing competent authority offsets in the U.S. was recorded and is reflected in other long-term assets on the interim unaudited condensed consolidated balance sheets.

The state of Texas is conducting a state income tax examination. Other than this examination and routine inquiries, Holdings and its subsidiaries are not currently under examination by tax authorities.

Holdings recorded income tax expense of $0.3 million during the three months ended June 30, 2012 on pre-tax losses of $4.1 million. Holdings recorded income tax expense of $5.7 million during the six months ended June 30, 2012, which represents an effective tax rate of 69.8% in relation to pre-tax income of $8.2 million. The effective tax rates for the three and six months ended June 30, 2012 differ from the U.S. statutory rate primarily due to valuation allowances on foreign deferred tax assets not expected to realized, provision of U.S. deferred income tax expense on undistributed earnings of our Spanish subsidiary, state income taxes and flat taxes related to our Mexican subsidiary. The Mexican subsidiary records its income tax provision at the greater of a Mexican flat tax or taxes on taxable income at the Mexican statutory rate, which is in compliance with Mexican tax law. Due to expected losses for the full year ending December 31, 2012 primarily as the result of restructuring charges, the income tax provision of the Mexican subsidiary is based on the expectation of incurring the flat tax.

Concentrations of risk

Holdings sells vehicle parts to a wide base of customers primarily in the automotive aftermarket. Holdings has outstanding receivables owed by these customers and to date has experienced no significant collection problems. Sales to a single customer, AutoZone, accounted for 32.9% and 30.8% of total net sales in the Successor six months ended June 30, 2012 and June 30, 2011, respectively. No other customer accounted for more than 10% of total net sales for the Successor six months ended June 30, 2012 and 2011. At June 30, 2012 and December 31, 2011, the receivable balances from AutoZone were $135.4 million and $141.6 million, respectively.

Capital stock

At June 30, 2012 and December 31, 2011, there were 1,002 and 1,001 ordinary shares of Holdings authorized, issued and outstanding, respectively.

Guarantor and Non-Guarantor Financial Statements	6 Months Ended
Jun. 30, 2012
Guarantor and Non Guarantor Financial Statements [Abstract]
GUARANTOR AND NON-GUARANTOR FINANCIAL STATEMENTS

NOTE 17 — GUARANTOR AND NON-GUARANTOR FINANCIAL STATEMENTS

Certain of Holdings’ subsidiaries have guaranteed UCI International, Inc.’s obligations under the Senior Notes. Certain of Holdings’ subsidiaries have entered into guarantee and security arrangements in respect of UCI International, Inc.’s indebtedness described in Note 10.

The condensed financial information for the Successor that follows includes condensed financial statements for (a) Holdings, which is the parent of UCI International and a guarantor of the Senior Notes, (b) UCI International, Inc., which is the issuer of the Senior Notes and borrower under the Senior Secured Credit Facilities, (c) certain of the domestic subsidiaries, which guarantee the Senior Notes and borrowings under the Senior Secured Credit Facilities (the “Guarantor Subsidiaries”), (d) the foreign subsidiaries and certain domestic subsidiaries which do not guarantee the Senior Notes and borrowings under the Senior Secured Credit Facilities (the “Non-Guarantor Subsidiaries”), and (e) consolidated Holdings. Also included are consolidating entries, which principally consist of eliminations of investments in consolidated subsidiaries and intercompany balances and transactions. The allocation of goodwill at June 30, 2012 between the Guarantor Subsidiaries and Non-Guarantor Subsidiaries has been finalized.

The condensed financial information for the Predecessor that follows includes condensed financial statements for (a) UCI International, Inc., which is the issuer of the Senior Notes and borrower under the Senior Secured Credit Facilities, (b) the Guarantor Subsidiaries, (c) the Non-Guarantor Subsidiaries, and (d) consolidated UCI International. Also included are consolidating entries, which principally consist of eliminations of investments in consolidated subsidiaries and intercompany balances and transactions.

Separate financial statements of the Guarantor Subsidiaries are not presented because their guarantees are full and unconditional and joint and several.

Condensed Consolidating Balance Sheet

June 30, 2012

(in thousands)

	UCI Holdings Limited Consolidated	Eliminations	Parent Guarantor UCI Holdings Limited	Issuer UCI International	Guarantor Subsidiaries	Non- Guarantor Subsidiaries
Assets
Current assets
Cash and cash equivalents	$66,008	$—	$4	$30,016	$22,282	$13,706
Intercompany receivables - current	—	(60,987)	—	12,938	24,745	23,304
Accounts receivable, net	233,118	—	—	—	214,481	18,637
Related party receivable	24,576	—	—	—	24,576	—
Inventories	158,636	—	—	—	134,451	24,185
Deferred tax assets	46,952	—	—	8,481	37,626	845
Other current assets	17,093	—	—	648	9,501	6,944

Total current assets	546,383	(60,987)	4	52,083	467,662	87,621
Property, plant and equipment, net	157,100	—	—	—	117,128	39,972
Investment in subsidiaries	—	(1,096,402)	283,524	718,211	94,667	—
Goodwill	308,450	—	—	—	278,571	29,879
Other intangible assets, net	411,439	—	—	—	403,529	7,910
Intercompany receivables non-current	—	4,761	—	195,123	(200,714)	830
Deferred financing costs, net	18,850	—	—	18,850	—	—
Other long-term assets	3,911	—	—	—	3,098	813

Total assets	$1,446,133	$(1,152,628)	$283,528	$984,267	$1,163,941	$167,025

Liabilities and shareholder’s equity
Current liabilities
Accounts payable	$125,734	$—	$—	$—	$105,631	$20,103
Short-term borrowings	3,147	—	—	—	—	3,147
Current maturities of long-term debt	3,302	—	—	3,000	302	—
Related party payable	866	—	16	42	43	765
Intercompany payables - current	—	(52,204)	—	—	27,570	24,634
Accrued expenses and other current liabilities	117,324	(7)	—	17,791	91,535	8,005

Total current liabilities	250,373	(52,211)	16	20,833	225,081	56,654
Long-term debt, less current maturities	692,051	—	—	691,429	622	—
Pension and other post-retirement liabilities	82,862	—	—	—	82,270	592
Deferred tax liabilities	135,007	—	—	(11,519)	141,223	5,303
Intercompany payables - non-current	—	(4,015)	—	—	(4,803)	8,818
Other long-term liabilities	2,328	—	—	—	1,337	991
Total shareholder’s equity	283,512	(1,096,402)	283,512	283,524	718,211	94,667

Total liabilities and shareholder’s equity	$1,446,133	$(1,152,628)	$283,528	$984,267	$1,163,941	$167,025

Condensed Consolidating Balance Sheet

December 31, 2011

(in thousands)

	UCI Holdings Limited Consolidated	Eliminations	Parent Guarantor UCI Holdings Limited	Issuer UCI International	Guarantor Subsidiaries	Non- Guarantor Subsidiaries
Assets
Current assets
Cash and cash equivalents	$67,697	$—	$—	$16	$55,575	$12,106
Intercompany receivables - current	—	(59,347)	—	—	36,073	23,274
Accounts receivable, net	256,679	—	—	—	238,495	18,184
Related party receivable	10,760	—	—	—	10,760	—
Inventories	152,818	—	—	—	129,623	23,195
Deferred tax assets	37,894	—	—	1,380	36,475	39
Other current assets	15,375	—	—	58	9,346	5,971

Total current assets	541,223	(59,347)	—	1,454	516,347	82,769
Property, plant and equipment, net	153,044	—	—	—	113,328	39,716
Investment in subsidiaries	—	(1,042,250)	265,686	682,964	93,600	—
Goodwill	308,821	—	—	—	277,445	31,376
Other intangible assets, net	423,687	—	—	—	415,196	8,491
Intercompany receivables non-current	—	(8,754)	—	254,756	(246,002)	—
Deferred financing costs, net	20,176	—	—	20,176	—	—
Other long-term assets	1,822	—	—	—	1,060	762

Total assets	$1,448,773	$(1,110,351)	$265,686	$959,350	$1,170,974	$163,114

Liabilities and shareholder’s equity
Current liabilities
Accounts payable	$117,687	$—	$—	$—	$97,616	$20,071
Short-term borrowings	3,169	—	—	—	—	3,169
Current maturities of long-term debt	3,373	—	—	3,000	373	—
Related party payable	1,249	—	—	—	1,150	99
Intercompany payables - current	—	(59,347)	35	426	34,021	24,865
Accrued expenses and other current liabilities	130,980	—	—	14,485	110,543	5,952

Total current liabilities	256,458	(59,347)	35	17,911	243,703	54,156
Long-term debt, less current maturities	693,485	—	—	692,779	706	—
Pension and other post-retirement liabilities	118,040	—	—	—	117,784	256
Deferred tax liabilities	112,714	—	—	(17,026)	124,362	5,378
Intercompany payables - non-current	—	(8,754)	—	—	—	8,754
Other long-term liabilities	2,425	—	—	—	1,455	970
Total shareholder’s equity	265,651	(1,042,250)	265,651	265,686	682,964	93,600

Total liabilities and shareholder’s equity	$1,448,773	$(1,110,351)	$265,686	$959,350	$1,170,974	$163,114

Condensed Consolidating Statement of Comprehensive Income (Loss)

Three Months Ended June 30, 2012

(in thousands)

	UCI Holdings Limited Consolidated	Eliminations	Parent Guarantor UCI Holdings Limited	Issuer UCI International	Guarantor Subsidiaries	Non- Guarantor Subsidiaries

Net sales	$234,601	$(29,987)	$—	$—	$222,439	$42,149
Cost of sales	181,525	(29,987)	—	—	174,562	36,950

Gross profit	53,076	—	—	—	47,877	5,199
Operating expenses
Selling and warehousing	(16,886)	—	—	—	(15,247)	(1,639)
General and administrative	(15,412)	—	5	(5,543)	(8,495)	(1,379)
Amortization of acquired intangible assets	(5,528)	—	—	—	(5,295)	(233)
Restructuring costs, net	(3,771)	—	—	—	(307)	(3,464)
Antitrust litigation costs	(354)	—	—	—	(354)	—

Operating income (loss)	11,125	—	5	(5,543)	18,179	(1,516)
Other expense
Interest expense, net	(13,844)	—	—	(13,821)	(14)	(9)
Intercompany interest	—	—	—	5,569	(5,477)	(92)
Miscellaneous, net	(1,356)	—	—	—	(1,355)	(1)

Income (loss) before income taxes	(4,075)	—	5	(13,795)	11,333	(1,618)
Income tax (expense) benefit	(308)	—	—	5,016	(1,758)	(3,566)

Net income (loss) before equity in earnings of subsidiaries	(4,383)	—	5	(8,779)	9,575	(5,184)
Equity in earnings of subsidiaries	—	5,181	(4,388)	4,391	(5,184)	—

Net income (loss)	$(4,383)	$5,181	$(4,383)	$(4,388)	$4,391	$(5,184)

Comprehensive income (loss)	$(7,199)	$5,181	$(4,383)	$(4,388)	$4,490	$(8,099)

Condensed Consolidating Statement of Comprehensive Income (Loss)

Three Months Ended June 30, 2011

(in thousands)

	UCI Holdings Limited Consolidated	Eliminations	Parent Guarantor UCI Holdings Limited	Issuer UCI International	Guarantor Subsidiaries	Non- Guarantor Subsidiaries

Net sales	$251,942	$(28,175)	$—	$—	$236,699	$43,418
Cost of sales	191,762	(28,175)	—	—	183,176	36,761

Gross profit	60,180	—	—	—	53,523	6,657
Operating expenses
Selling and warehousing	(17,915)	—	—	—	(16,305)	(1,610)
General and administrative	(11,804)	—	—	(3,414)	(7,818)	(572)
Amortization of acquired intangible assets	(5,709)	—	—	—	(5,309)	(400)
Merger and acquisition costs	(2,535)	—	—	(2,535)	—	—
Restructuring costs, net	(675)	—	—	—	(634)	(41)
Patent litigation costs	(104)	—	—	—	(104)	—
Antitrust litigation costs	(626)	—	—	—	(626)	—

Operating income (loss)	20,812	—	—	(5,949)	22,727	4,034
Other expense
Interest expense, net	(13,808)	—	—	(13,854)	(19)	65
Intercompany interest	—	—	—	5,568	(5,479)	(89)
Miscellaneous, net	(1,851)	—	—	—	(1,851)	—

Income (loss) before income taxes	5,153	—	—	(14,235)	15,378	4,010
Income tax (expense) benefit	788	—	—	1,774	(83)	(903)

Net income (loss) before equity in earnings of subsidiaries	5,941	—	—	(12,461)	15,295	3,107
Equity in earnings of subsidiaries	—	(27,450)	5,941	18,402	3,107	—

Net income (loss)	$5,941	$(27,450)	$5,941	$5,941	$18,402	$3,107

Comprehensive income (loss)	$7,425	$(27,450)	$5,941	$5,941	$18,402	$4,591

Condensed Consolidating Statement of Comprehensive Income (Loss)

Six Months Ended June 30, 2012

(in thousands)

	UCI Holdings Limited Consolidated	Eliminations	Parent Guarantor UCI Holdings Limited	Issuer UCI International	Guarantor Subsidiaries	Non- Guarantor Subsidiaries

Net sales	$496,232	$(59,740)	$—	$—	$472,173	$83,799
Cost of sales	376,159	(59,740)	—	—	362,541	73,358

Gross profit	120,073	—	—	—	109,632	10,441
Operating expenses
Selling and warehousing	(34,484)	—	—	—	(31,022)	(3,462)
General and administrative	(31,120)	—	(3)	(8,714)	(19,973)	(2,430)
Amortization of acquired intangible assets	(11,054)	—	—	—	(10,590)	(464)
Restructuring costs, net	(3,767)	—	—	—	(713)	(3,054)
Antitrust litigation costs	(884)	—	—	—	(884)	—

Operating income (loss)	38,764	—	(3)	(8,714)	46,450	1,031
Other expense
Interest expense, net	(27,712)	—	—	(27,659)	(30)	(23)
Intercompany interest	—	—	—	11,137	(10,956)	(181)
Miscellaneous, net	(2,880)	—	—	—	(2,879)	(1)

Income (loss) before income taxes	8,172	—	(3)	(25,236)	32,585	826
Income tax (expense) benefit	(5,702)	—	—	9,026	(10,105)	(4,623)

Net income (loss) before equity in earnings of subsidiaries	2,470	—	(3)	(16,210)	22,480	(3,797)
Equity in earnings of subsidiaries	—	(17,359)	2,473	18,683	(3,797)	—

Net income (loss)	$2,470	$(17,359)	$2,470	$2,473	$18,683	$(3,797)

Comprehensive income (loss)	$17,823	$(17,359)	$2,470	$2,473	$34,220	$(3,981)

Condensed Consolidating Statement of Comprehensive Income (Loss)

Six Months Ended June 30, 2011

(in thousands)

	UCI Holdings Limited Consolidated	Eliminations	Parent Guarantor UCI Holdings Limited	Issuer UCI International	Guarantor Subsidiaries	Non- Guarantor Subsidiaries

Net sales	$418,651	$(46,350)	$—	$—	$395,690	$69,311
Cost of sales	335,432	(46,350)	—	—	321,804	59,978

Gross profit	83,219	—	—	—	73,886	9,333
Operating expenses
Selling and warehousing	(30,304)	—	—	—	(27,265)	(3,039)
General and administrative	(18,803)	—	(30)	(3,324)	(14,086)	(1,363)
Amortization of acquired intangible assets	(9,269)	—	—	—	(8,861)	(408)
Merger and acquisition costs	(11,031)	—	—	(11,031)	—	—
Restructuring costs, net	(786)	—	—	—	(634)	(152)
Patent litigation costs	(136)	—	—	—	(136)	—
Antitrust litigation costs	(2,970)	—	—	—	(2,970)	—

Operating income (loss)	9,920	—	(30)	(14,355)	19,934	4,371
Other expense
Interest expense, net	(23,823)	—	—	(23,912)	(23)	112
Intercompany interest	—	—	—	9,590	(9,443)	(147)
Debt commitment fees	(5,945)	—	—	(5,945)	—	—
Miscellaneous, net	(2,499)	—	—	—	(2,499)	—

Income (loss) before income taxes	(22,347)	—	(30)	(34,622)	7,969	4,336
Income tax (expense) benefit	8,058	—	—	7,278	1,566	(786)

Net income (loss) before equity in earnings of subsidiaries	(14,289)	—	(30)	(27,344)	9,535	3,550
Equity in earnings of subsidiaries	—	(2,376)	(14,259)	13,085	3,550	—

Net income (loss)	$(14,289)	$(2,376)	$(14,289)	$(14,259)	$13,085	$3,550

Comprehensive income (loss)	$(11,564)	$(2,376)	$(14,289)	$(14,259)	$13,085	$6,275

Condensed Consolidating Statement of Comprehensive Income (Loss)

January 1, 2011 Through January 25, 2011

(in thousands)

	UCI International Consolidated	Eliminations	UCI International	Guarantor Subsidiaries	Non- Guarantor Subsidiaries

Net sales	$78,842	$(9,872)	$—	$75,222	$13,492
Cost of sales	60,296	(9,872)	—	58,257	11,911

Gross profit	18,546	—	—	16,965	1,581
Operating expenses
Selling and warehousing	(5,167)	—	—	(4,575)	(592)
General and administrative	(3,577)	—	—	(3,274)	(303)
Amortization of acquired intangible assets	(405)	—	—	(405)	—
Merger and acquisition costs	(5,170)	—	(5,154)	(16)	—
Stock-based compensation expense	(15,082)	—	—	(15,082)	—
Patent litigation costs	(500)	—	—	(500)	—
Antitrust litigation costs	(813)	—	—	(813)	—

Operating income (loss)	(12,168)	—	(5,154)	(7,700)	686
Other expense
Interest expense, net	(4,663)	—	(2,504)	(2,166)	7
Intercompany interest	—	—	—	30	(30)
Management fee expense	(139)	—	—	(139)	—
Loss on early extinguishment of debt	(24,153)	—	(10,004)	(14,149)	—
Miscellaneous, net	(727)	—	—	(727)	—

Income (loss) before income taxes	(41,850)	—	(17,662)	(24,851)	663
Income tax (expense) benefit	13,952	—	6,822	7,324	(194)

Net income (loss) before equity in earnings of subsidiaries	(27,898)	—	(10,840)	(17,527)	469
Equity in earnings of subsidiaries	—	16,589	(17,058)	469	—

Net income (loss)	$(27,898)	$16,589	$(27,898)	$(17,058)	$469

Comprehensive income (loss)	$(27,155)	$16,589	$(27,898)	$(16,942)	$1,096

Condensed Consolidating Statement of Cash Flows

Six Months Ended June 30, 2012

(in thousands)

	UCI Holdings Limited Consolidated	Eliminations	Parent Guarantor UCI Holdings Limited	Issuer UCI International	Guarantor Subsidiaries	Non- Guarantor Subsidiaries
Net cash provided by (used in) operating activities	$18,836	$—	$(34)	$(15,194)	$29,136	$4,928

Cash flows from investing activities:
Capital expenditures	(20,804)	—	—	—	(17,147)	(3,657)
Proceeds from sale of property, plant and equipment	1,968	—	—	—	576	1,392

Net cash used in investing activities	(18,836)	—	—	—	(16,571)	(2,265)
Cash flows from financing activities:
Debt repayments	(1,691)	—	—	(1,500)	(191)	—
Equity contribution	38	—	38	—	—	—
Change in intercompany indebtedness	—	—	—	46,694	(45,667)	(1,027)

Net cash provided by (used in) financing activities	(1,653)	—	38	45,194	(45,858)	(1,027)
Effect of exchange rate changes on cash	(36)	—	—	—	—	(36)

Net increase (decrease) in cash and cash equivalents	(1,689)	—	4	30,000	(33,293)	1,600
Cash and cash equivalents at beginning of period	67,697	—	—	16	55,575	12,106

Cash and cash equivalents at end of period	$66,008	$—	$4	$30,016	$22,282	$13,706

Condensed Consolidating Statement of Cash Flows

Six Months Ended June 30, 2011

(in thousands)

	UCI Holdings Limited Consolidated	Eliminations	Parent Guarantor UCI Holdings Limited	Issuer UCI International	Guarantor Subsidiaries	Non- Guarantor Subsidiaries
Net cash provided by (used in) operating activities	$33,895	$—	$—	$(5,049)	$35,183	$3,761

Cash flows from investing activities:
Acquisition of UCI International, Inc., net of cash acquired	(185,270)	—	—	(375,000)	180,084	9,646
Investment in subsidiaries	—	320,000	(320,000)	—	—	—
Capital expenditures	(6,474)	—	—	—	(5,412)	(1,062)
Proceeds from sale of property, plant and equipment	180	—	—	—	156	24
Decrease in restricted cash	16,290	—	—	—	16,290	—

Net cash provided by (used in) investing activities	(175,274)	320,000	(320,000)	(375,000)	191,118	8,608
Cash flows from financing activities:
Debt repayments	(2,298)	—	—	(1,500)	(130)	(668)
Payment of deferred financing costs	(19,528)	—	—	(19,528)	—	—
Payment of debt commitment fees	(5,945)	—	—	(5,945)	—	—
Proceeds from Senior Secured Credit Facilities (net of original issue discount of $1,500)	298,500	—	—	298,500	—	—
Issuance of Senior Notes	400,000	—	—	400,000	—	—
Repayment of 2010 Credit Facility	(423,938)	—	—		(423,938)	—
Redemption of Senior PIK Notes, including call premium and redemption period interest	(360,115)	—	—	(360,115)	—	—
Equity contribution	320,000	(320,000)	320,000	320,000	—	—
Change in intercompany indebtedness	—	—	—	(251,346)	251,346	—

Net cash provided by (used in) financing activities	206,676	(320,000)	320,000	380,066	(172,722)	(668)
Effect of exchange rate changes on cash	319	—	—	—	—	319

Net increase in cash and cash equivalents	65,616	—	—	17	53,579	12,020
Cash and cash equivalents at beginning of period	—	—	—	—	—	—

Cash and cash equivalents at end of period	$65,616	$—	$—	$17	$53,579	$12,020

Condensed Consolidating Statement of Cash Flows

January 1, 2011 through January 25, 2011

(in thousands)

	UCI International Consolidated	Eliminations	UCI International	Guarantor Subsidiaries	Non- Guarantor Subsidiaries
Net cash used in operating activities	$(9,341)	$—	$(8,427)	$(865)	$(49)

Cash flows from investing activities:
Capital expenditures	(1,571)	—	—	(1,430)	(141)

Net cash used in investing activities	(1,571)	—	—	(1,430)	(141)
Cash flows from financing activities:
Debt repayments	(2,633)	—	—	(30)	(2,603)
Payment of deferred financing costs	(920)	—	(920)	—	—
Proceeds from exercise of stock options	1,077	—	1,077	—	—
Excess tax benefits from share-based payments	2,661	—	2,661	—	—
Change in intercompany indebtedness	—	—	5,609	(8,472)	2,863

Net cash provided by (used in) financing activities	185	—	8,427	(8,502)	260
Effect of exchange rate changes on cash	127	—	—	—	127

Net increase (decrease) in cash and cash equivalents	(10,600)	—	—	(10,797)	197
Cash and cash equivalents at beginning of period	200,330	—	17	190,865	9,448

Cash and cash equivalents at end of period	$189,730	$—	$17	$180,068	$9,645